Exhibit  99.1


                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                                  AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of 800America Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, David
E. Rabi, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:     August  14,  2002      By:
                                     /s/  David  E.  Rabi
                                     -------------------------
                                     David  E.  Rabi,  Chief  Executive  Officer
                                     and  Chief  Financial  Officer